UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 9, 2005

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its chapter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16162 Beach Boulevard Suite 100 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 848-3747

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 9, 2005, BJ’s Restaurants, Inc., a California corporation (the “Registrant”), announced that it will adjust its accounting for “rent holidays” in its restaurant leases after the Company’s review of the topic with its Audit Committee and consultation with its independent registered public accounting firm, Ernst & Young LLP. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1 (incorporated herein by this reference).

Item 9.01 Exhibits

Exhibit No.	Description
99.1	Press Release dated March 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 2005	BJ’S RESTAURANTS, INC. (Registrant)

	By:	/s/ PAUL A. MOTENKO
Paul A. Motenko
Director, Co-Chairman, Vice President and Secretary

	By:	/s/ JEREMIAH J. HENNESSY
Jeremiah J. Hennessy
Director, Co-Chairman

	By:	/s/ GERALD W. DEITCHLE
Gerald W. Deitchle
Chief Executive Officer, President and Director

	By:	/s/ LOUIS M. MUCCI
Louis M. Mucci
Chief Financial Officer and Director